UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)
Copy to:
J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1:  Report to Shareholders.

SOURCE CAPITAL, INC.

2019

ANNUAL REPORT

for the year ended December 31

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting American Stock Transfer & Trust Company at (800) 279-1241. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

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SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

Performance

During the fourth quarter of 2019, the net asset value per share of Source Capital, Inc. (the "Fund," or the "Company") increased 5.91% for the quarter and 20.89% for the calendar year (both percentages including the reinvestment of the distributions paid during the period). These changes compare with returns of 9.07% for the quarter and 31.49% for the calendar year for the S&P 500 Index, 0.18% for the quarter and 8.72% for the calendar year for the Bloomberg Barclays U.S. Aggregate Bond Index, and 5.46% for the quarter and 22.18% for the calendar year for the 60/40 blended S&P 500/Bloomberg Barclays U.S. Aggregate Bond benchmark during the same period.

Contributors to and detractors from the Fund's trailing 12-month returns are listed in the following table.

Contributors and Detractors1

Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
Arconic	2.25%	4.1%	Baidu	-0.55%	1.3%
Charter Comm.	1.32%	2.4%	Mylan	-0.48%	0.0%
Citigroup	1.31%	2.8%	PHI (combined)	-0.18%	0.4%
AIG	1.23%	4.0%	Glencore	-0.13%	1.2%
Alphabet	1.21%	5.1%	McDermott (combined)	-0.10%	1.3%
	7.32%	18.4%		-1.44%	4.2%

Equities

We continue to focus on companies that have at least a small breeze at their backs and avoid those businesses with wind in their faces. Over time, we generally expect the companies we own to sell an increasing number of units as well as have at least enough pricing power to offset cost inflation.

The Fund's investment in the cable industry via Charter Communications (up approximately 70%) along with Comcast (up approximately 34%) were two notable contributors in 2019.2 We made these investments in mid-2018, when many investors were concerned that subscribers would cut the cord in favor of streaming and when wireless 5G threatened to damage these companies' dominant broadband franchise. Our belief remains that while video will continue to shrink, video is less profitable on a cash basis than many believe it to be. Thus, we think broadband should remain vibrant, as it is likely to take many years and many billions of dollars before the potential impact of the competitive threats is known. The market has sidled over to our thinking on this, at least for the time being.

American International Group's (AIG) stock lost 32% in 2018, including dividends, negatively impacting the Fund's performance in that year. In 2019, however, it delivered a total return of 34%.2 The company's multi-year turnaround efforts are finally bearing fruit, and the market has begun to take notice. The Fund further benefited by increasing its stake to take advantage of price weakness in late 2018. If AIG's return on capital continues to improve, as we expect, the company should trade at a similar price-to-tangible book value multiple as its peers. Were that to be the case, we can see its stock trading at $70 to $80 in the next couple of years, a healthy premium to its closing price of $51.33 at the end of 2019. As value investors, AIG is emblematic of so many of our investments that underperform on their way to outperforming.

1  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

2  Percentage change reflects total return including the reinvestment of dividends and interest. The total return of the security may not equate with the performance of the holding in the Fund.

  Past performance is no guarantee, nor is it indicative, of future results. Comparison to any index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Please see end of Commentary for important disclosures and definitions.

SOURCE CAPITAL, INC.

The Fund's two largest detractors for 2019 were Baidu (BIDU) and Mylan (MYL). BIDU has lost market share in the Chinese online advertising market, with particular weakness seen in key verticals including healthcare and online gaming. Lower than expected revenue, combined with increased investments in ventures that are expected to produce profits only over the long term, has resulted in a demonstrable decline in profitability and led to a severe sell-off of the shares, resulting in what we believe to be is a very inexpensive valuation applied to its core search business.

MYL continues to face multiple headwinds including a challenging regulatory environment, pricing pressure on generic drugs in the U.S., and slower than expected regulatory approval of new products. We used the recent merger announcement between Mylan and the Upjohn division of Pfizer as an opportunity to trim into strength.

Fixed Income

In 2019 (and also in the past quarter), bonds of all sorts became more expensive. Chart 1 shows that yields on high-quality 2- to 4-year maturity bonds declined by 90 to 100 basis points (bps) during the year.3 Chart 2 shows that yields on high-yield bonds declined by over 275 basis points, ending the year at a not-so-high-yield of 5.2%! In the leveraged loan market, spreads compressed by nearly 80 basis points at one point before finishing the year approximately 30 basis points lower than where it started at the beginning of the year. What is an absolute value investor to do in a market like this? We wait and preserve capital for better investment opportunities.

3  FPA defines 'high quality bonds' as those rated single-A or higher.

SOURCE CAPITAL, INC.

Source: Bloomberg Barclays; Chart data covers the period 1/1/2019 through 12/31/2019.

Source: High Yield data Bloomberg Barclays, Loan data Credit Suisse; Chart data covers the period 1/1/2019 through 12/31/2019.

Despite expensive credit markets, we periodically find investments that satisfy our absolute return criteria, though these investments are few and far between. These days, those investments are often tied to industries or businesses that are experiencing some degree of stress, either secular and/or business-specific. One example is the Fund's investment in the first-in, last-out ("FILO") term loan of Sears, formerly one of the largest retailers in the United States. This loan is secured by the working capital (accounts receivable and inventory) of Sears. The success of this investment is not predicated on the survival of Sears. Rather, we think that the liquidation value of the working capital is sufficient to cover the balance of the FILO loan. This is not a new position, but we did increase the Fund's holdings during the fourth quarter. Another example is a new term loan we added during the fourth quarter to the Fund's existing investments in PHI, Inc., an energy and health care-related helicopter transportation services company. This new term loan is

SOURCE CAPITAL, INC.

secured by a first lien on the Company's assets, including its fleet of owned helicopters. Based on the liquidation value of the Company's assets, the loan has a loan-to-value of less than 30%.

We have recently been increasing the Fund's exposure to private credit, both individual loans and co-mingled vehicles, and continue to see opportunity. These higher-yielding investments fit nicely in Source's closed-end fund structure. We will have a more robust discussion of these opportunities in future commentaries.

Thank you for your continued trust and support.

Respectfully submitted,

Source Capital Portfolio Management Team

January 2020

SOURCE CAPITAL, INC.

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. This Commentary does not constitute an investment management agreement or offering circular.

On December 1, 2015, a new portfolio management team assumed management of the Fund and the Fund transitioned to a balanced strategy. Performance prior to December 1, 2015 reflects the performance of the prior portfolio manager and investment strategy and is not indicative of performance for any subsequent periods.

Current performance information is updated monthly and is available by calling 1-800-982-4372 or by visiting www.fpa.com. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the indices noted. Overall Fund performance, characteristics and volatility may differ from the benchmark(s) shown.

There is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, FPA, or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Please visit our website, https://fpa.com/funds/portfolio-characteristics/source-capital, for a complete list of portfolio holdings.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income securities is not guaranteed. The Fund's investments in fixed income securities have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

When interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

SOURCE CAPITAL, INC.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. An investor cannot invest directly in an index. The Fund does not include outperformance of any index or benchmark in its investment objectives.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

60% S&P 500/40% Bloomberg Barclays U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indices comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, representing the Fund's neutral mix of 60% stocks and 40% bonds.

You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

SOURCE CAPITAL, INC.

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
FEDERAL INCOME TAX INFORMATION

Calendar 2019

Cash Dividends and Distributions (unaudited):

Record Date	Payable Date	Amount Paid Per Share	(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
03/01/2019	03/15/2019	$0.25	$0.0750	$0.1750
05/31/2019	06/15/2019	0.25	0.0750	0.1750
08/30/2019	09/15/2019	0.25	0.0750	0.1750
11/29/2019	12/15/2019	0.25	0.0750	0.1750
TOTAL		$1.00	$0.3000	$0.7000

The amounts in column (1) are to be included as dividend income on your tax return and 100% of these amounts are Qualified Dividend Income.

In accordance with the provisions of the Internal Revenue Code pursuant to Section 852(b)(3), the amounts in column (2) are long-term capital gain distributions.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2019 tax returns. For corporate shareholders, 100% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2019. Therefore, Common shareholders will not receive a Form 2439 for 2019.

Notice to Dividend Reinvestment Plan Participants:

When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2019 none of the distributions paid were reinvested at a discount from the market price.

State Tax Information:

1.89% of the amounts reported in column (1) were derived from U.S. Treasury Securities.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

December 31, 2019

Common Stocks		61.3%
Internet Media	11.7%
Aircraft & Parts	6.4%
Diversified Banks	6.0%
Semiconductor Devices	5.8%
Cable & Satellite	4.9%
P&C Insurance	4.0%
Cement & Aggregates	3.9%
Investment Companies	2.3%
Electrical Components	2.2%
Infrastructure Software	2.2%
E-Commerce Discretionary	2.1%
Banks	2.0%
Midstream — Oil & Gas	1.7%
Consumer Finance	1.2%
Base Metals	1.2%
Insurance Brokers	1.2%
Medical Equipment	0.8%
Application Software	0.7%
Food & Drug Stores	0.5%
Home Improvement	0.4%
Energy	0.1%
Limited Partnerships		0.7%
Closed End Fund		0.8%
Bonds & Debentures		33.2%
Asset-Backed Securities	13.8%
Residential Mortgage-Backed Securities	6.8%
Corporate Bank Debt	5.5%
Commercial Mortgage-Backed Securities	3.7%
U.S. Treasuries	3.1%
Corporate Bonds & Notes	0.3%
Short-term Investments		5.7%
Other Assets And Liabilities, Net		(1.7)%
Net Assets		100.0%

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2019

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 11.7%
Alphabet, Inc. (Class A)(a)	7,289	$9,762,814
Alphabet, Inc. (Class C)(a)	7,063	9,443,372
Baidu, Inc. (ADR) (China)(a)	40,056	5,063,078
Facebook, Inc. (Class A)(a)	47,075	9,662,144
Naspers, Ltd. (N Shares) (South Africa)	43,168	7,060,462
Prosus NV (Netherlands)(a)	42,772	3,191,933
		$44,183,803
AIRCRAFT & PARTS — 6.4%
Arconic, Inc.	503,605	$15,495,926
United Technologies Corp.	58,270	8,726,515
		$24,222,441
DIVERSIFIED BANKS — 6.0%
Bank of America Corp.	211,853	$7,461,463
Citigroup, Inc.	133,462	10,662,279
Royal Bank of Scotland Group plc (Britain)	1,373,398	4,371,544
		$22,495,286
SEMICONDUCTOR DEVICES — 5.8%
Analog Devices, Inc.	92,630	$11,008,149
Broadcom, Inc.	34,092	10,773,754
		$21,781,903
CABLE & SATELLITE — 4.9%
Charter Communications, Inc. (Class A)(a)	18,516	$8,981,741
Comcast Corp. (Class A)	212,510	9,556,575
		$18,538,316
P&C INSURANCE — 4.0%
American International Group, Inc.	291,310	$14,952,942
CEMENT & AGGREGATES — 3.9%
HeidelbergCement AG (Germany)	76,736	$5,591,417
LafargeHolcim Ltd. (Switzerland)(a)	165,556	9,186,151
		$14,777,568
INVESTMENT COMPANIES — 2.3%
Groupe Bruxelles Lambert SA (Belgium)	81,410	$8,580,201
ELECTRICAL COMPONENTS — 2.2%
TE Connectivity, Ltd. (Switzerland)	85,597	$8,203,617
INFRASTRUCTURE SOFTWARE — 2.2%
Microsoft Corp.	51,782	$8,166,021
E-COMMERCE DISCRETIONARY — 2.1%
Alibaba Group Holding Ltd. (ADR) (China)(a)	9,710	$2,059,491
JD.com, Inc. (ADR) (China)(a)	164,741	5,803,825
		$7,863,316
BANKS — 2.0%
Wells Fargo & Co.	143,500	$7,720,300
MIDSTREAM — OIL & GAS — 1.7%
Kinder Morgan, Inc.	312,017	$6,605,400

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

COMMON STOCKS (Continued)	Shares or Principal Amount	Fair Value
CONSUMER FINANCE — 1.2%
Ally Financial, Inc.	150,050	$4,585,528
BASE METALS — 1.2%
Glencore plc (Switzerland)(a)	1,429,990	$4,457,916
INSURANCE BROKERS — 1.2%
Aon plc (Britain)	21,143	$4,403,876
MEDICAL EQUIPMENT — 0.8%
Olympus Corp. (Japan)	185,200	$2,878,862
APPLICATION SOFTWARE — 0.7%
Nexon Co. Ltd. (Japan)(a)	188,800	$2,519,534
FOOD & DRUG STORES — 0.5%
Jardine Strategic Holdings, Ltd. (Hong Kong)	60,810	$1,863,827
HOME IMPROVEMENT — 0.4%
Mohawk Industries, Inc.(a)	12,539	$1,710,069
ENERGY — 0.1%
PHI Group, Inc.(a)(b)(c)(f)	26,711	$173,622
PHI Group, Inc., Restricted(a)(b)(c)(f)	57,741	375,316
		$548,938
TOTAL COMMON STOCKS — 61.3% (Cost $178,890,507)		$231,059,664
CLOSED END FUND — 0.8%
Altaba Escrow(b)(c)(f) (Cost $1,293,263)	142,220	$2,871,422
LIMITED PARTNERSHIPS — 0.7%
Silverpeak Credit Opportunities LP(Credit)(b)(c)(f)(h) (Cost $2,445,508)		$2,445,508
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.7%
AGENCY — 0.5%
Federal Home Loan Mortgage Corp. K042 A1 — 2.267% 6/25/2024	$254,399	$255,052
Federal Home Loan Mortgage Corp. K024 A2 — 2.573% 9/25/2022	94,000	95,265
Government National Mortgage Association 2014-148 A — 2.650% 11/16/2043	181,812	182,149
Government National Mortgage Association 2010-161 B — 3.000% 7/16/2040	62,891	62,976
Government National Mortgage Association 2019 39 A — 3.100% 5/16/2059	1,150,095	1,165,754
Government National Mortgage Association 2011-9 C, VRN — 3.499% 9/16/2041(d)	87,713	88,355
		$1,849,551
AGENCY STRIPPED — 1.5%
Government National Mortgage Association 2014-171 IO — 0.637% 11/16/2055(d)	$14,498,233	$437,405
Government National Mortgage Association 2012-79 IO — 0.663% 3/16/2053(d)	5,986,078	162,249
Government National Mortgage Association 2012-58 IO — 0.693% 2/16/2053(d)	11,157,789	273,667
Government National Mortgage Association 2012-109 IO — 0.716% 10/16/2053(d)	11,162,489	278,582
Government National Mortgage Association 2015-19 IO — 0.739% 1/16/2057(d)	7,072,873	345,525
Government National Mortgage Association 2015-86 IO — 0.748% 5/16/2052(d)	2,712,766	123,408
Government National Mortgage Association 2014-153 IO — 0.757% 4/16/2056(d)	10,443,040	466,860
Government National Mortgage Association 2014-187 IO — 0.771% 5/16/2056(d)	4,674,236	212,102
Government National Mortgage Association 2012-114 IO — 0.786% 1/16/2053(d)	13,119,951	558,550
Government National Mortgage Association 2013-146 IO — 0.789% 11/16/2048(d)	14,558,687	450,324

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Government National Mortgage Association 2013-74 IO — 0.803% 12/16/2053(d)	$17,433,524	$660,520
Government National Mortgage Association 2015-108 IO — 0.869% 10/16/2056(d)	6,927,752	349,195
Government National Mortgage Association 2015-114 IO — 0.899% 3/15/2057(d)	1,899,069	102,030
Government National Mortgage Association 2015-169 IO — 0.916% 7/16/2057(d)	2,091,758	120,633
Government National Mortgage Association 2016-125 IO — 0.986% 12/16/2057(d)	3,160,832	226,679
Government National Mortgage Association 2016-65 IO — 0.991% 1/16/2058(d)	5,813,784	416,432
Government National Mortgage Association 2016-106 IO — 1.020% 9/16/2058(d)	6,151,336	425,560
		$5,609,721
NON-AGENCY — 1.7%
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041(d)	$78,803	$78,794
Citigroup Commercial Mortgage Trust 2013-GC11 A3 — 2.815% 4/10/2046	702,136	714,671
Citigroup Commercial Mortgage Trust 2012-GC8 A4 — 3.024% 9/10/2045	67,887	69,211
Citigroup Commercial Mortgage Trust 2017-C4 A2 — 3.109% 10/12/2050	408,000	417,849
COMM Mortgage Trust 2012-CR5 A3 — 2.540% 12/10/2045	805,000	810,702
COMM Mortgage Trust 2013-LC6 A4 — 2.941% 1/10/2046	173,000	176,541
COMM Mortgage Trust 2014-FL5 B, 1M LIBOR + 2.150% — 3.152% 10/15/2031(d)(e)	20,747	20,719
COMM Mortgage Trust 2014-FL5 C, 1M LIBOR + 2.150% — 3.152% 10/15/2031(d)(e)	226,000	225,146
DBUBS Mortgage Trust 2011-LC2A A4 — 4.537% 7/10/2044(e)	1,082,030	1,105,186
GS Mortgage Securities Corp. Trust 2012-ALOH A — 3.551% 4/10/2034(e)	287,000	293,403
JP Morgan Chase Commercial Mortgage Securities Trust C 2012-HSBC A — 3.093% 7/5/2032(e)	177,230	180,456
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	126,000	130,078
Latitude Management Real Estate Capita 2016-CRE2 A, 1M LIBOR + 1.700% — 3.480% 11/24/2031(d)(e)	56,177	56,185
UBS Commercial Mortgage Trust 2012-C1 A3 — 3.400% 5/10/2045	107,651	109,981
VNDO E Mortgage Trust 2012-6AVE B — 3.298% 11/15/2030(e)	1,164,000	1,185,619
Wells Fargo Commercial Mortgage Trust 2012-LC5 A3 — 2.918% 10/15/2045	570,919	580,395
WFRBS Commercial Mortgage Trust 2012-C9 A3 — 2.870% 11/15/2045	264,442	268,656
WFRBS Commercial Mortgage Trust 2013-C11 A5 — 3.071% 3/15/2045	72,000	73,654
		$6,497,246
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $14,059,262)		$13,956,518
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.8%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 1.4%
Federal Home Loan Mortgage Corp. 4302 AE — 2.00% 11/15/2029	$246,557	$246,507
Federal Home Loan Mortgage Corp. 4162 P — 3.00% 2/15/2033	773,714	791,995
Federal Home Loan Mortgage Corp. 4664 TA — 3.00% 9/15/2037	124,082	125,966
Federal Home Loan Mortgage Corp. 4504 DN — 3.00% 10/15/2040	239,541	243,644
Federal Home Loan Mortgage Corp. 3862 MB — 3.50% 5/15/2026	353,906	365,003
Federal National Mortgage Association — 2.50% 6/15/2028	242,059	244,685
Federal National Mortgage Association 2011-61 B — 3.00% 7/25/2026	222,172	226,568
Federal National Mortgage Association 2017-30 G — 3.00% 7/25/2040	191,972	195,803
Federal National Mortgage Association 2013-93 PJ — 3.00% 7/25/2042	39,721	40,679
Federal National Mortgage Association 2017-16 JA — 3.00% 2/25/2043	502,903	511,992
Federal National Mortgage Association 2018-16 HA — 3.00% 7/25/2043	474,956	479,799
Federal National Mortgage Association 2011-98 VE — 3.50% 6/25/2026	329,000	332,410
Federal National Mortgage Association 2011-80 KB — 3.50% 8/25/2026	278,486	284,532
Federal National Mortgage Association 2017-45 KD — 3.50% 2/25/2044	328,365	332,542
Federal National Mortgage Association 2017-52 KC — 3.50% 4/25/2044	358,536	363,389
Federal National Mortgage Association 2017-59 DC — 3.50% 5/25/2044	550,511	557,982
Federal National Mortgage Association 2003-78 B — 5.00% 8/25/2023	124,764	129,500
		$5,472,996

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
AGENCY POOL FIXED RATE — 2.8%
Federal Home Loan Mortgage Corp. G16178 — 2.50% 11/1/2028	$429,562	$434,742
Federal Home Loan Mortgage Corp. J16678 — 3.00% 9/1/2026	94,635	97,085
Federal Home Loan Mortgage Corp. J17233 — 3.00% 11/1/2026	140,079	143,662
Federal Home Loan Mortgage Corp. J17544 — 3.00% 12/1/2026	128,115	131,431
Federal Home Loan Mortgage Corp. G16406 — 3.00% 1/1/2028	412,473	423,537
Federal Home Loan Mortgage Corp. G16620 — 3.00% 8/1/2028	168,803	173,542
Federal Home Loan Mortgage Corp. G16478 — 3.00% 5/1/2030	569,374	584,114
Federal Home Loan Mortgage Corp. G16473 — 3.50% 1/1/2028	661,400	687,145
Federal Home Loan Mortgage Corp. G16613 — 3.50% 8/1/2028	171,692	178,375
Federal Home Loan Mortgage Corp. V62149 — 3.50% 9/1/2028	112,894	117,289
Federal Home Loan Mortgage Corp. J26472 — 3.50% 11/1/2028	143,879	150,058
Federal Home Loan Mortgage Corp. G13122 — 5.00% 4/1/2023	113,902	118,048
Federal Home Loan Mortgage Corp. G13145 — 5.50% 4/1/2023	202,289	209,846
Federal National Mortgage Association AJ6973 — 3.00% 11/1/2026	31,851	32,648
Federal National Mortgage Association AJ9387 — 3.00% 12/1/2026	16,821	17,241
Federal National Mortgage Association AU3826 — 3.00% 12/1/2026	487,339	499,532
Federal National Mortgage Association AL1345 — 3.00% 2/1/2027	30,246	31,003
Federal National Mortgage Association AB4673 — 3.00% 3/1/2027	33,405	34,262
Federal National Mortgage Association AK9467 — 3.00% 3/1/2027	35,680	36,584
Federal National Mortgage Association AL4911 — 3.00% 10/1/2027	294,666	302,038
Federal National Mortgage Association AL4693 — 3.00% 8/1/2028	29,424	30,169
Federal National Mortgage Association MA3480 — 3.00% 8/1/2028	115,839	119,027
Federal National Mortgage Association AU6681 — 3.00% 9/1/2028	292,504	300,553
Federal National Mortgage Association MA3485 — 3.00% 9/1/2028	61,362	63,051
Federal National Mortgage Association 890837 — 3.00% 10/1/2028	341,856	350,623
Federal National Mortgage Association BM4299 — 3.00% 3/1/2030	593,345	608,190
Federal National Mortgage Association BM3539 — 3.00% 10/1/2030	707,552	726,139
Federal National Mortgage Association BM3973 — 3.00% 4/1/2032	1,052,633	1,081,600
Federal National Mortgage Association AB2446 — 3.50% 3/1/2026	179,745	186,300
Federal National Mortgage Association AL1741 — 3.50% 5/1/2027	254,249	263,523
Federal National Mortgage Association MA3075 — 3.50% 7/1/2027	598,604	621,560
Federal National Mortgage Association MA3132 — 3.50% 9/1/2027	126,951	131,820
Federal National Mortgage Association MA3251 — 3.50% 1/1/2028	155,517	161,481
Federal National Mortgage Association CA1631 — 3.50% 10/1/2028	161,478	167,368
Federal National Mortgage Association MA3514 — 3.50% 11/1/2028	390,216	405,180
Federal National Mortgage Association MA3542 — 3.50% 12/1/2028	354,838	368,445
Federal National Mortgage Association BM1231 — 3.50% 11/1/2031	322,307	335,171
Federal National Mortgage Association AE0286 — 5.00% 4/1/2025	121,437	125,995
Federal National Mortgage Association AL7725 — 5.00% 9/1/2025	151,509	156,934
		$10,605,311
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.6%
BRAVO Residential Funding Trust 2019-1 A1C — 3.50% 3/25/2058(e)	$552,873	$567,866
CIM Trust 2017-7 A, VRN — 3.00% 4/25/2057(d)(e)	558,186	560,669
CIM Trust 2018-R3 A1, VRN — 5.00% 12/25/2057(d)(e)	872,284	901,887
Citigroup Mortgage Loan Trust, Inc. 2014-A A — 4.00% 1/25/2035(d)(e)	162,490	165,005
Finance of America HECM Buyout — 2.656% 12/27/2049(b)(e)	1,121,000	1,121,175
Finance of America Structured Securities Trust 2018-HB1 M1, VRN — 3.774% 9/25/2028(d)(e)	355,000	356,093
Mill City Mortgage Loan Trust 2018-2 A1, VRN — 3.50% 5/25/2058(d)(e)	840,644	855,278
Mill City Mortgage Loan Trust 2018-3 A1, VRN — 3.50% 8/25/2058(d)(e)	475,087	485,961
Nationstar HECM Loan Trust 2019-2A M1, VRN — 2.359% 11/25/2029(d)(e)	125,000	124,800
Nationstar HECM Loan Trust 2018-2A M1, VRN — 3.552% 7/25/2028(d)(e)	188,000	188,583
Nomura Resecuritization Trust 2016-1R 3A1 — 5.00% 9/28/2036(d)(e)	84,474	86,560
Towd Point Mortgage Trust 2016-3 A1 — 2.25% 4/25/2056(d)(e)	304,723	303,498
Towd Point Mortgage Trust 2015-5 A1B, VRN — 2.75% 5/25/2055(d)(e)	119,371	119,548

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.00% 1/25/2058(d)(e)	$665,748	$672,552
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.25% 3/25/2058(d)(e)	1,066,577	1,082,232
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.25% 7/25/2058(d)(e)	1,039,555	1,057,930
Towd Point Mortgage Trust 2018-6 A1A, VRN — 3.75% 3/25/2058(d)(e)	1,044,086	1,070,778
		$9,720,415
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $25,399,506)		$25,798,722
ASSET-BACKED SECURITIES — 13.8%
AUTO — 4.0%
Ally Auto Receivables Trust 2019-3 A3 — 1.93% 5/15/2024	$1,155,000	$1,154,504
Ally Auto Receivables Trust 2018-3 A4 — 3.12% 7/17/2023	238,000	242,211
BMW Vehicle Owner Trust 2019-A A3 — 1.92% 1/25/2024	539,000	539,346
CarMax Auto Owner Trust 2019-3 A3 — 2.18% 8/15/2024	658,000	658,935
CarMax Auto Owner Trust 2018-1 A4 — 2.64% 6/15/2023	218,000	220,458
CarMax Auto Owner Trust 2019-1 A4 — 3.26% 8/15/2024	463,000	475,778
CarMax Auto Owner Trust 2019-1 B — 3.45% 11/15/2024	249,000	256,647
CarMax Auto Owner Trust 2018-4 A4 — 3.48% 2/15/2024	492,000	509,196
Credit Acceptance Auto Loan Trust 2017-3A B — 3.21% 8/17/2026(e)	941,000	947,784
First Investors Auto Owner Trust 2017-1A C — 2.95% 4/17/2023(e)	219,000	219,392
Ford Credit Auto Lease Trust 2019-B A4 — 2.27% 11/15/2022	329,000	330,208
Ford Credit Auto Lease Trust 2019-B B — 2.36% 1/15/2023	549,000	550,426
Ford Credit Auto Owner Trust 2019-C A3 — 1.87% 3/15/2024	490,000	489,481
Honda Auto Receivables Owner Trust 2019-3 A3 — 1.78% 8/15/2023	556,000	554,532
Honda Auto Receivables Owner Trust 2019-4 A3 — 1.83% 1/18/2024	519,000	517,697
Honda Auto Receivables Owner Trust 2019-2 A4 — 2.54% 3/21/2025	359,000	363,726
Honda Auto Receivables Owner Trust 2018-1I A4 — 2.78% 5/15/2024	918,000	928,311
Hyundai Auto Receivables Trust 2018-A A4 — 2.94% 6/17/2024	656,000	666,728
Mercedes-Benz Auto Lease Trust 2019-B A4 — 2.05% 8/15/2025	332,000	331,736
Mercedes-Benz Auto Receivables Trust 2019-1 A3 — 1.94% 3/15/2024	803,000	802,528
Mercedes-Benz Auto Receivables Trust 2018-1 A4 — 3.15% 10/15/2024	537,000	550,238
Nissan Auto Receivables Owner Trust 2019-C A3 — 1.93% 7/15/2024	573,000	573,435
Nissan Auto Receivables Owner Trust 2019-A A3 — 2.90% 10/16/2023	96,000	97,535
Nissan Auto Receivables Owner Trust 2018-B A4 — 3.16% 12/16/2024	451,000	462,428
Prestige Auto Receivables Trust 2019-1A B — 2.53% 1/16/2024(e)	294,000	294,951
Toyota Auto Receivables Owner Trust 2019-D A3 — 1.92% 1/16/2024	550,000	549,670
Volkswagen Auto Lease Trust 2019-A A4 — 2.02% 8/20/2024	263,000	262,141
World Omni Auto Receivables Trust 2019-C A3 — 1.96% 12/16/2024	646,000	644,641
World Omni Auto Receivables Trust 2019-A B — 3.34% 6/16/2025	196,000	200,711
World Omni Automobile Lease Securitization Trust 2019-B A4 — 2.07% 2/18/2025	363,000	362,157
World Omni Automobile Lease Securitization Trust 2019-B B — 2.13% 2/18/2025	203,000	202,241
		$14,959,772
COLLATERALIZED LOAN OBLIGATION — 4.5%
Adams Mill CLO Ltd. 2014-1A B2R — 3.35% 7/15/2026(e)	$250,000	$249,961
B&M CLO Ltd. 2014-1A A2R, FRN, 3M USD LIBOR + 1.600% — 3.601% 4/16/2026(d)(e)	287,000	286,720
Black Diamond CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.150% — 3.152% 10/17/2026(d)(e)	446,464	446,748
Cerberus Corporate Credit Solutions Fund — 3.531% 10/15/2030(d)(e)	1,197,000	1,193,926
Cerberus Loan Funding XVIII LP 2017-1A A, 3M USD LIBOR + 1.750% — 3.751% 4/15/2027(d)(e)	908,702	909,040
Cerberus Loan Funding XXI LP 2017-4A A, FRN, 3M USD LIBOR + 1.450% — 3.451% 10/15/2027(d)(e)	857,000	856,798
Elm Trust 2016-1A A2 — 4.163% 6/20/2025(e)	91,189	91,557
Elm Trust 2018-2A A2 — 4.605% 10/20/2027(e)	513,000	515,275

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, FRN, 3M USD LIBOR + 1.550% — 3.46% 11/15/2029(d)(e)	$1,027,000	$1,021,569
Fortress Credit Opportunities IX CLO Ltd. 2017-9A E, FRN, 3M USD LIBOR + 7.250% — 9.16% 11/15/2029(d)(e)	328,000	311,283
Fortress Credit Opportunities VII CLO, Ltd. 2016-7I E, 3M USD LIBOR + 7.490% — 9.384% 12/15/2028(d)	561,000	538,120
Halcyon Loan Advisors Funding Ltd. 2015-3A A1R, 3M USD LIBOR + 0.90% — 2.903% 10/18/2027(d)(e)	1,089,000	1,089,001
Halcyon Loan Advisors Funding Ltd. 2015-1A AR, FRN, 3M USD LIBOR + 0.920% — 2.886% 4/20/2027(d)(e)	939,010	939,045
Halcyon Loan Advisors Funding Ltd. 2014-3A AR, 3M USD LIBOR + 1.100% — 3.053% 10/22/2025(d)(e)	213,641	213,686
Hercules Capital Funding Trust 2018-1A A — 4.605% 11/22/2027(e)	590,000	591,748
Hercules Capital Funding Trust 2019-1A A — 4.703% 2/20/2028(e)	910,000	914,924
Ivy Hill Middle Market Credit Fund VII Ltd., 3M USD LIBOR + 1.125% — 3.253% 7/18/2030(d)(e)	604,000	595,200
Ivy Hill Middle Market Credit Fund VII Ltd. 7A AR, FRN, 3M USD LIBOR + 1.530% — 3.496% 10/20/2029(d)(e)	250,000	249,757
Saranac CLO III Ltd. 2014-3A ALR, FRN, 3M USD LIBOR + 1.10% — 3.028% 6/22/2030(d)(e)	632,000	631,241
Symphony CLO XII Ltd. 2013-12A B2R — 3.389% 10/15/2025(e)	427,000	426,954
Telos CLO Ltd. 2014-5A A1R, FRN, 3M USD LIBOR + 0.950% — 2.952% 4/17/2028(d)(e)	828,000	825,267
Telos CLO Ltd. 2013-3A AR, 3M USD LIBOR + 1.300% — 3.302% 7/17/2026(d)(e)	456,374	456,374
Telos CLO Ltd. 2013-3A BR, 3M USD LIBOR + 2.000% — 4.002% 7/17/2026(d)(e)	550,000	546,592
THL Credit Wind River CLO Ltd. 2016-1A AR, FRN, 3M USD LIBOR + 1.05% — 3.036% 7/15/2028(d)(e)	640,000	638,879
VCO CLO LLC 2018-1A A, FRN, 3M USD LIBOR + 1.50% — 3.466% 7/20/2030(d)(e)	607,000	607,137
Venture XXV CLO Ltd. 2016-25A AR, 3M USD LIBOR + 1.230%, FRN — 2.992% 4/20/2029(d)(e)	554,000	553,992
Wellfleet CLO Ltd. 2016-1A AR, FRN, 3M USD LIBOR +0.910% — 2.876% 4/20/2028(d)(e)	629,000	627,207
West CLO Ltd. 2014-2A A1BR — 2.724% 1/16/2027(e)	141,509	141,490
West CLO Ltd. 2013-1A A2BR — 3.393% 11/7/2025(e)	142,675	142,658
Zais CLO 2 Ltd. 2014-2A A1BR — 2.92% 7/25/2026(e)	87,908	87,902
		$16,700,051
CREDIT CARD — 1.0%
American Express Credit Account Master Trust 2019-2 A — 2.67% 11/15/2024	$277,000	$281,894
Barclays Dryrock Issuance Trust 2019-1 A — 1.96% 5/15/2025	951,000	949,920
Synchrony Card Funding LLC 2019-A2 A — 2.34% 6/15/2025	1,070,000	1,079,621
Synchrony Card Funding LLC 2019-A1 A — 2.95% 3/15/2025	157,000	159,878
Synchrony Card Issuance Trust 2018-A1 A1 — 3.38% 9/15/2024	1,279,000	1,307,532
		$3,778,845
EQUIPMENT — 2.8%
ARI Fleet Lease Trust 2019-A A2A — 2.41% 11/15/2027(e)	$385,000	$386,319
ARI Fleet Lease Trust 2018-A A3 — 2.84% 10/15/2026(e)	340,000	342,138
ARI Fleet Lease Trust 2018-B A3 — 3.43% 8/16/2027(e)	505,000	518,128
Ascentium Equipment Receivables 2019-2A A3 — 2.19% 11/10/2026(e)	709,000	706,754
Avis Budget Rental Car Funding AESOP LLC 2019-1A A — 3.45% 3/20/2023(e)	238,000	243,324
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(e)	222,300	227,421
Dell Equipment Finance Trust 2019-2 A3 — 1.91% 10/22/2024(e)	265,000	264,080
Dell Equipment Finance Trust 2019-2 B — 2.06% 10/22/2024(e)	356,000	352,967
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 A4 — 2.83% 6/17/2024(e)	210,000	211,517
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C — 2.89% 1/22/2024(e)	250,000	250,675
HPEFS Equipment Trust 2019-1A B — 2.32% 9/20/2029(e)	103,000	102,926
John Deere Owner Trust 2018-A A4 — 2.91% 1/15/2025	598,000	602,676
John Deere Owner Trust 2019 A A4 — 3.00% 1/15/2026	236,000	241,225

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
John Deere Owner Trust 2018-B A4 — 3.23% 6/16/2025	$620,000	$634,051
Kubota Credit Owner Trust 2018-1A A4 — 3.21% 1/15/2025(e)	110,000	112,617
NextGear Floorplan Master Owner Trust 2019-2A A2 — 2.07% 10/15/2024(e)	474,000	469,070
Prop Series 2017-1A — 5.30% 3/15/2042(b)	588,651	579,343
Verizon Owner Trust 2019 A A1A — 2.93% 9/20/2023	652,000	661,496
Verizon Owner Trust 2019 A B — 3.02% 9/20/2023	296,000	301,948
Verizon Owner Trust 2019-C A1A — 1.94% 4/22/2024	303,000	302,582
Verizon Owner Trust 2019-C B — 2.06% 4/22/2024	684,000	681,143
Verizon Owner Trust 2019-B B — 2.40% 12/20/2023	701,000	703,231
Verizon Owner Trust 2018-1A B — 3.05% 9/20/2022(e)	553,000	559,712
Verizon Owner Trust 2018-A B — 3.38% 4/20/2023	593,000	607,888
Wheels SPV 2 LLC 2018-1A A3 — 3.24% 4/20/2027(e)	291,000	295,047
		$10,358,278
OTHER — 1.5%
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T3 AT3 — 2.512% 9/15/2052(e)	$520,000	$519,147
New Residential Mortgage LLC 2018-FNT1 A — 3.61% 5/25/2023(e)	554,667	554,321
New Residential Mortgage LLC 2018-FNT2 A — 3.79% 7/25/2054(e)	640,818	640,417
NRZ Excess Spread-Collateralized Notes Series 2018-PLS1 A — 3.193% 1/25/2023(e)	269,062	268,894
NRZ Excess Spread-Collateralized Notes Series 2018-PLS2 A — 3.265% 2/25/2023(e)	306,549	306,358
PFS Financing Corp. 2019-A A2 — 2.86% 4/15/2024(e)	314,000	317,886
PFS Financing Corp. 2018-B A — 2.89% 2/15/2023(e)	1,085,000	1,093,254
PFS Financing Corp. 2018-B B — 3.08% 2/15/2023(e)	191,000	191,938
PFS Financing Corp. 2018-D A — 3.19% 4/17/2023(e)	846,000	855,376
PFS Financing Corp. 2018-D B — 3.45% 4/17/2023(e)	421,000	424,705
PFS Financing Corp. 2018-F A — 3.52% 10/15/2023(e)	698,000	705,587
PFS Financing Corp. 2018-F B — 3.77% 10/15/2023(e)	126,000	127,666
		$6,005,549
TOTAL ASSET-BACKED SECURITIES (Cost $51,641,504)		$51,802,495
CORPORATE BONDS & NOTES — 0.3%
CONSUMER, CYCLICAL — 0.0%
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	$753	$783
CONSUMER, NON-CYCLICAL — 0.2%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 11.50% 6/30/2024(e)	$739,815	$726,406
ENERGY — 0.1%
Natural Resource Partners LP / NRP Finance Corp. — 9.125% 6/30/2025(e)	$484,000	$433,180
TOTAL CORPORATE BONDS & NOTES (Cost $1,153,346)		$1,160,369
CORPORATE BANK DEBT — 5.5%
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 7.750% — 9.549% 9/29/2025(c)(d)	$527,000	$525,683
BJ Services Inc., 3M USD LIBOR + 7.000% — 9.100% 1/3/2023(b)(c)(d)(f)	1,106,875	1,098,412
Frontier Communications Corp., 1M USD LIBOR + 3.000% — 4.800% 2/27/2022(c)(d)	631,000	612,594
General Nutrition Centers, Inc., 1M USD LIBOR + 7.000% — 8.80% 12/31/2022(c)(d)	891,000	886,545
Hanjin International Corp., 1M USD LIBOR + 2.500% — 4.299% 10/18/2020(c)(d)	53,000	52,735
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 6.159% 6/23/2023(c)(d)	568,443	498,808
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 7.549% 12/22/2024(c)(d)	292,340	291,428
MB2LTL, 2M USD LIBOR + 9.250% — 11.085% 11/30/2023(b)(c)(d)	184,000	183,190
McDermott International, Inc., 1M USD LIBOR + 4.250% — 6.013% 5/10/2023(c)(d)(h)	650,000	(182,000)
McDermott Technology Americas, Inc., 1M USD LIBOR + 10.000% — 11.823% 10/21/2021(c)(d)	5,102,398	3,233,464

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
McDermott Technology Americas, Inc., 1M USD LIBOR + 4.250% — 6.350% 5/4/2023(c)(d)(h)	$4,165,000	$(233,240)
McDermott Technology Americas, Inc., 3M USD LIBOR + 5.000% — 7.104% 5/9/2025(c)(d)(h)	3,664,000	2,143,440
MEC Filo TL 1, 1M USD LIBOR + 9.500% — 11.50% 2/12/2021(b)(c)(d)(f)	3,305,000	3,305,000
Mediaco Holding, Inc. Class A, 1M USD LIBOR + 6.400% — 8.400% 11/25/2024(b)(c)(d)(f)	3,780,528	3,743,490
OTGTL, 3M USD LIBOR + 7.000% — 8.981% 8/23/2021(b)(c)(d)	677,000	675,551
PHI, Inc., 1M USD LIBOR + 7.000% — 8.799% 9/4/2024(c)(d)	1,212,000	1,199,880
Polyconcept North America Holdings, Inc., 1M USD LIBOR + 4.500% — 6.20% 8/16/2023(c)(d)	791,000	789,022
SDTL, 1M USD LIBOR + 4.500 — 6.299% 11/22/2021(b)(c)(d)	263,804	262,467
Transform SR Holdings LLC Term Loan B, 3M USD LIBOR + 7.250% — 9.184% 2/12/2024(c)(d)	792,000	792,016
Xplornet Communication, Inc., 3M USD LIBOR + 4.000% — 5.945% 9/9/2021(c)(d)	531,032	525,753
ZW1L, 3M USD LIBOR + 5.000% — 6.930% 11/16/2022(b)(c)(d)	358,900	357,070
ZW2L, 3M USD LIBOR + 9.000% — 10.950% 11/16/2023(b)(c)(d)	82,491	82,453
TOTAL CORPORATE BANK DEBT (Cost $21,186,909)		$20,843,761
U.S. TREASURIES — 3.1%
U.S. Treasury Bills — 1.48% 1/7/2020(g)	$7,230,000	$7,228,544
U.S. Treasury Notes — 1.75% 7/15/2022	4,242,000	4,256,110
TOTAL U.S. TREASURIES (Cost $11,478,876)		$11,484,654
TOTAL BONDS & DEBENTURES — 33.2% (Cost $127,364,911)		$125,046,519
TOTAL INVESTMENT SECURITIES — 96.0% (Cost $307,548,681)		$361,423,113
SHORT-TERM INVESTMENTS — 5.7%
State Street Bank Repurchase Agreement — 0.12% 1/2/2020 (Dated 12/31/2019, repurchase price of $21,571,144, collateralized by $22,095,000 principal amount U.S. Treasury Notes — 1.25% 2021, fair value $22,004,167)(i)	$21,571,000	$21,571,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,571,000)		$21,571,000
TOTAL INVESTMENTS — 101.7% (Cost $329,119,681)		$382,994,113
Other Assets and Liabilities, net — (1.7)%		(6,287,618)
NET ASSETS — 100.0%		$376,706,495

(a)  Non-income producing security.

(b)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(c)  Restricted securities. These restricted securities constituted 7.09% of total net assets at December 31, 2019, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(d)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of December 31, 2019. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(f)  These securities have been valued in good faith under policies adopted by authority of the Board of Directors in accordance with the Fund's fair value procedures. These securities constituted 3.50% of total net assets at December 31, 2019.

(g)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(h)  A portion of this position is subject to unfunded loan commitments (See Note 8 of the Notes to Financial Statements)

(i)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

December 31, 2019

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 7.750% — 9.549% 9/29/2025	09/26/2017, 04/11/2018, 07/03/2018, 06/21/2018, 11/02/2018, 12/03/2018, 09/20/2019, 09/27/2019, 10/16/2019	$526,619	$525,683	0.14%
BJ Services Inc., 3M USD LIBOR + 7.000% — 9.100% 1/3/2023	1/28/2019	1,126,677	1,098,412	0.29%
Escrow Altegrity,Inc	09/27/2019	1,293,263	2,871,422	0.76%
Frontier Communications Corp., 1M USD LIBOR + 3.000% — 4.800% 2/27/2022	12/10/2019	608,915	612,594	0.16%
General Nutrition Centers, Inc., 1M USD LIBOR + 7.000% — 8.80% 12/31/2022	12/21/2018	890,800	886,545	0.24%
Hanjin International Corp., 1M USD LIBOR + 2.500% — 4.299% 10/18/2020	10/31/2019	52,596	52,735	0.01%
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 6.159% 6/23/2023	10/04/2017, 10/05/2017, 10/06/2017, 10/11/2017, 11/19/2018, 11/27/2018	551,473	498,808	0.13%
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 7.549% 12/22/2024	08/11/2017	292,340	291,428	0.08%
MB2LTL, 2M USD LIBOR + 9.250% — 11.085% 11/30/2023	12/02/2016, 01/31/2017	182,216	183,190	0.05%
McDermott International, Inc., 1M USD LIBOR + 4.2500% — 1.00% 5/10/2023	11/12/2019	482,050	(182,000)	(0.05)%
McDermott Technology Americas, Inc., 1M USD LIBOR + 10.000% — 1.00% 10/21/2021	10/31/2019, 11/07/2019, 11/12/2019, 12/05/2019, 12/23/2019, 12/30/2019	5,147,023	3,233,464	0.86%
McDermott Technology Americas, Inc., 1M USD LIBOR + 4.250% — 1.00% 5/4/2023	09/27/2019, 09/30/2019, 10/04/2019, 11/12/2019	19,735	(233,240)	(0.06)%
McDermott Technology Americas, Inc., 3M USD LIBOR + 5.000% — 1.00% 5/9/2025	09/19/2019, 09/25/2019, 09/26/2019, 10/24/2019, 10/29/2019, 10/30/2019, 11/01/2019, 11/04/2019, 11/05/2019, 11/13/2019, 11/14/2019, 11/15/2019, 11/22/2019, 11/26/2019	2,257,976	2,143,440	0.57%
MEC Filo TL 1, 1M USD LIBOR + 9.500% — 11.50% 2/12/2021	11/07/2019	3,275,669	3,305,000	0.88%
Mediaco Holding, Inc. Class A, 1M USD LIBOR + 6.400% — 8.400% 11	11/25/2019, 12/12/2019, 12/13/2019, 12/18/2019, 12/31/2019	3,790,636	3,743,490	0.99%
OTGTL, 3M USD LIBOR + 7.000% — 8.981% 8/23/2021	08/26/2016, 02/28/2017, 05/26/2017, 06/14/2017, 08/26/2017, 08/30/2017, 11/30/2017, 01/26/2018, 03/08/2018, 05/09/2018, 05/15/2018, 06/13/2018, 07/13/2018, 08/17/2018, 10/10/2018	671,730	675,551	0.18%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

December 31, 2019

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
PHI Group, Inc.	08/19/2019	$210,879	$173,622	0.05%
PHI Group, Inc., Restricted	08/19/2019	479,828	375,316	0.10%
PHI, Inc., 1M USD LIBOR + 7.000% — 8.799% 9/4/2024	12/05/2019	1,193,820	1,199,880	0.32%
Polyconcept North America Holdings, Inc., 1M USD LIBOR + 4.500% — 6.20% 8/16/2023	11/18/2019	783,090	789,022	0.21%
SDTL, 1M USD LIBOR + 4.500 — 6.299% 11/22/2021	12/22/2016	261,550	262,467	0.07%
Silverpeak Credit Opportunities LP	11/18/2019	2,445,508	2,445,508	0.65%
Transform SR Holdings LLC Term Loan B, 3M USD LIBOR + 7.250% — 9.184% 2/12/2024	02/11/2019, 02/19/2019, 08/02/2019, 09/05/2019 09/11/2019, 11/22/2019, 12/16/2019	793,560	792,016	0.21%
Xplornet Communication, Inc., 3M USD LIBOR + 4.000% — 5.945% 9/9/2021	09/08/2016, 05/22/2017, 10/18/2017	529,930	525,753	0.14%
ZW1L, 3M USD LIBOR + 5.000% — 6.930% 11/16/2022	11/17/2016	355,311	357,070	0.09%
ZW2L, 3M USD LIBOR + 9.000% — 10.950% 11/16/2023	11/17/2016	81,254	82,453	0.02%
TOTAL RESTRICTED SECURITIES		$28,304,448	$26,709,629	7.09%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investment securities — at fair value (identified cost $307,548,681)	$361,423,113
Short-term investments — at amortized cost (maturities 60 days or less)	21,571,000
Cash	86,559
Foreign currencies at value (identified cost $29)	29
Receivable for:
Investment securities sold	2,437,359
Dividends and interest	548,352
Total assets	386,066,412
LIABILITIES
Payable for:
Investment securities purchased	8,896,965
Advisory fees	220,151
Accrued expenses and other liabilities	242,801
Total liabilities	9,359,917
NET ASSETS	$376,706,495
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,476,467 shares	$8,476,467
Additional Paid-in Capital	315,059,524
Distributable earnings	53,170,504
NET ASSETS	$376,706,495
NET ASSET VALUE
Common Stock net asset value per share	$44.44
Common Stock market price per share	$38.69

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the year ended December 31, 2019

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $68,363)	$5,532,222
Interest	4,122,287
Total investment income	9,654,509
EXPENSES
Advisory fees	2,483,430
Legal fees	193,097
Reports to shareholders	178,300
Transfer agent fees and expenses	177,672
Director fees and expenses	153,332
Delaware tax expense	139,707
Custodian fees	90,255
Audit and tax service fees	65,710
Filing fees	25,000
Administrative services fees	18,427
Other professional fees	16,689
Other	15,802
Total expenses	3,557,421
Net investment income	6,097,088
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(2,822,089)
Investments in foreign currency transactions	24,114
Net change in unrealized appreciation (depreciation) of:
Investments	62,407,451
Translation of foreign currency denominated amounts	710
Net realized and unrealized gain	59,610,186
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,707,274

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31, 2019	Year ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,097,088	$4,716,009
Net realized gain (loss)	(2,797,975)	31,881,950
Net change in unrealized appreciation (depreciation)	62,408,161	(64,365,565)
Net increase (decrease) in net assets resulting from operations	65,707,274	(27,767,606)
Distributions to shareholders	(8,489,561)	(36,032,998)
Capital Stock transactions:
Cost of Capital Stock repurchased	(2,381,181)	(2,593,872)
Net decrease from Capital Stock transactions	(2,381,181)	(2,593,872)
Total change in net assets	54,836,532	(66,394,476)
NET ASSETS
Beginning of Year	321,869,963	388,264,439
End of Year	$376,706,495	$321,869,963
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock repurchased	(70,966)	(69,931)
Change in Capital Stock outstanding	(70,966)	(69,931)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of Capital Stock outstanding throughout each year

	Year ended December 31,
	2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of year	$37.66	$45.06	$41.12	$73.07	$80.44
Income from investment operations:
Net investment income(1)	$0.72	$0.55	$0.50	$0.40	$0.02
Net realized and unrealized gain (loss) on investment securities	7.02	(3.79)	5.17	2.82	(3.39)
Total from investment operations	$7.74	$(3.24)	$5.67	$3.22	$(3.37)
Distributions to Common shareholders:
Dividends from net investment income	$(1.00)	$(4.20)	$(0.71)	$(1.58)	$(0.04)
Distributions from net realized capital gains	—	—	(1.02)	(33.65)	(3.96)
Total distributions	$(1.00)	$(4.20)	$(1.73)	$(35.23)	$(4.00)
Capital stock repurchased	$0.04	$0.04	— *	$0.01	—
Capital contributions(2)	—	—	—	$0.05	—
Net asset value at end of year	$44.44	$37.66	$45.06	$41.12	$73.07
Per share market value at end of year	$38.69	$32.55	$40.76	$35.95	$66.26
Total investment return(3)	22.11%	(7.69)%	18.42%	8.13%	(2.76)%
Net asset value total return(4)	20.89%	(10.30)%	14.01%	9.05%	(4.38)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$376,706	$321,870	$388,264	$355,331	$632,454
Ratios based on average net assets applicable to
Common Stock:
Expenses	1.00%	0.91%	0.94%	0.91%	0.85%
Net investment income	1.71%	1.23%	1.16%	0.87%	0.03%
Portfolio turnover rate	29%	59%	30%	35%	39%

(1)  Per share amount is based on average shares outstanding.

(2)  In 2016, 0.13% of the Fund's net asset value total return was the result of the Adviser's reimbursement of trade errors.

(3)  Based on market value per share, adjusted for reinvestment of distributions.

(4)  Based on net asset value per share, adjusted for reinvestment of distributions.

*  Rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2019

NOTE 1—Significant Accounting Policies

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Fund in the preparation of its financial statements include the following:

A. Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B. Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

C. Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Distributions payable on the Common Stock are recorded on the ex-dividend date.

D. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the year ended December 31, 2019. During the year ended December 31, 2019, the Fund repurchased 70,966 of its outstanding shares at a weighted-average discount of 12.96% from net asset value per share. These repurchases were made pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares during the twelve-month period beginning January 1, 2019. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 10%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE 4—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Fund pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2019, the Fund paid aggregate fees and expenses of $153,332 to all Directors who are not affiliated persons of the Adviser.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019

NOTE 5—Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2019:

Unrealized appreciation	$50,895,097
Undistributed ordinary income	$4,691,757
Capital loss carryover	$2,416,350

As of December 31, 2019, the Fund had $1,021,538 of post-enactment short-term capital losses and $1,394,812 of post-enactment long-term capital losses available to offset possible future capital gains.

The tax status of distributions paid during the fiscal years ended December 31, 2019 and 2018 were as follows:

	2019	2018
Dividends from ordinary income	$2,546,898	$3,618,111
Distributions from long-term capital gains	$5,942,663	$32,414,887

The cost of investment securities held at December 31, 2019, was $332,099,231 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2019, for federal income tax purposes was $56,787,866 and $5,892,984, respectively resulting in net unrealized appreciation of $50,894,882. As of and during the year ended December 31, 2019, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

During the year ended December 31, 2019, the Fund had no reclassifications between Paid in Capital and Distributable Earnings.

NOTE 6—Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019

assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$44,183,803	—	—	$44,183,803
Aircraft & Parts	24,222,441	—	—	24,222,441
Diversified Banks	22,495,286	—	—	22,495,286
Semiconductor Devices	21,781,903	—	—	21,781,903
Cable & Satellite	18,538,316	—	—	18,538,316
P&C Insurance	14,952,942	—	—	14,952,942
Cement & Aggregates	14,777,568	—	—	14,777,568
Investment Companies	8,580,201	—	—	8,580,201
Electrical Components	8,203,617	—	—	8,203,617
Infrastructure Software	8,166,021	—	—	8,166,021
E-Commerce Discretionary	7,863,316	—	—	7,863,316
Banks	7,720,300	—	—	7,720,300
Midstream—Oil & Gas	6,605,400	—	—	6,605,400
Consumer Finance	4,585,528	—	—	4,585,528
Base Metals	4,457,916	—	—	4,457,916
Insurance Brokers	4,403,876	—	—	4,403,876
Medical Equipment	2,878,862	—	—	2,878,862
Application Software	2,519,534	—	—	2,519,534
Food & Drug Stores	1,863,827	—	—	1,863,827
Home Improvement	1,710,069	—	—	1,710,069
Energy	—	—	$548,938	548,938
Closed End Fund	—	—	2,871,422	2,871,422
Limited Partnership	—	—	2,445,508	2,445,508
Commercial Mortgage-Backed Securities
Agency	—	$1,849,551	—	1,849,551
Agency Stripped	—	5,609,721	—	5,609,721
Non-Agency	—	6,497,246	—	6,497,246
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	5,472,996	—	5,472,996
Agency Pool Fixed Rate	—	10,605,311	—	10,605,311
Non-Agency Collateralized Mortgage Obligation	—	8,599,240	1,121,175	9,720,415
Asset-Backed Securities
Auto	—	14,959,772	—	14,959,772
Collateralized Loan Obligation	—	16,700,051	—	16,700,051
Credit Card	—	3,778,845	—	3,778,845
Equipment	—	9,778,935	579,343	10,358,278
Other	—	6,005,549	—	6,005,549
Corporate Bonds & Notes	—	1,160,369	—	1,160,369
Corporate Bank Debt	—	11,136,128	9,707,633	20,843,761
U.S. Treasuries	—	11,484,654	—	11,484,654
Short-Term Investment	—	21,571,000	—	21,571,000
	$230,510,726	$135,209,368	$17,274,019	$382,994,113

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2019:

Investments	Beginning Value at December 31, 2018	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at December 31, 2019	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2019
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	$353,935	$2,335	$1,120,998	—	$(356,093)	$1,121,175	$175
Asset-Backed Securities Equipment	883,324	5,711	—	$(309,692)	—	579,343	5,527
Asset-Backed Securities Other	1,252,402	10,718	—	(1,263,120)	—	—	—
Corporate Bonds & Notes	100,723	(15,712)	—	(85,011)	—	—	—
Corporate Bank Debt	1,672,614	33,202	8,564,812	(562,995)	—	9,707,633	19,722
Common Stocks	—	(141,769)	690,707	—	—	548,938	(141,769)
Limited Partnerships	—	—	2,445,508	—		2,445,508	—
Closed End Fund	—	1,578,159	1,293,263	—	—	2,871,422	1,578,159
	$4,262,998	$1,472,644	$14,115,288	$(2,220,818)	$(356,093)	$17,274,019	$1,461,814

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Level 1 and 2.

There were transfers of $356,093 out of Level 3 into Level 2 during the year ended December 31, 2019. Transfers out were due to change in valuation technique from single broker quoted to vendor priced.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 within the fair value hierarchy as of December 31, 2019:

Financial Assets	Fair Value at December 31, 2019	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stock	$548,939	Restricted Assets(a)	Quotes/Prices	$6.50
Closed-End Fund	$2,871,422	Restricted Assets(a)	Quotes/Prices	$20.19
Residential Mortgage-Backed Securities— Non-Agency Collateralized Mortgage Obligation	$1,121,175	Third-Party Broker Quote(b)	Quotes/Prices	$100.02
Asset-Backed Securities— Equipment	$679,343	Third-Party Broker Quote(b)	Quotes/Prices	$98.42
Corporate Bank Debt	$1,098,412	Pricing Model(c)	Amortized Cost	$99.24
	$7,048,490	Most Recent Capitalization (Funding)(d)	Cost	$99.02-$100.00
	$1,560,731	Pricing Vendor	Quotes/Prices	$99.49-$99.95
Limited Partnerships	$2,445,508	Most Recent Capitalization (Funding)(d)	Cost	$100.00

(a)  The fair value is based on the recent trade activity obtained from market makers in this security.

(b)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security

(c)  The Pricing Model technique for Level 3 securities involves amortized cost. If the financial condition of the underlying assets were to deteriorate, of if the market comparables were to fall, the value of this investment could be lower.

(d)  The significant unobservable inputs used in the fair value measurement are based on the most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment could be lower.

NOTE 7—Collateral Requirements

FASB ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The Fund did not hold derivative positions during the year ended December 31, 2019.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2019, are as follows:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchases Agreement	$21,571,000	$(21,571,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $22,004,167 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019

NOTE 8—Commitments

For the year ended December 31, 2019, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
McDermott International, Inc., 1M USD LIBOR + 4.2500%—6.013% 5/10/2023	$650,000
McDermott Technology Americas, Inc., 1M USD LIBOR + 10.000%—11.823% 10/21/2021	$1,962,461
McDermott Technology America, Inc., 1M USD LIBOR + 4.250%—6.350% 5/4/2023	$2,586,465
Silverpeak Credit Opportunities LP	$1,054,492

NOTE 9—Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $108,665,924 for the year ended December 31, 2019. The proceeds and cost of securities sold resulting in net realized losses of $2,822,089 aggregated $98,837,280 and $101,659,369, respectively, for the year ended December 31, 2019. Realized gains or losses are based on the specific identification method.

SOURCE CAPITAL, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Fund") including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the years ended December 31, 2015, December 31, 2016, and December 31, 2017 were audited by another independent registered public accounting firm whose report, dated February 20, 2018, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
February 26, 2020

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 12, 2019, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2020, on the recommendation of the Independent Directors, who met in executive session on August 12, 2019 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 8, 2019, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 8 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund. Following their review at the July 8 meeting, the Independent Directors requested (through their independent counsel) and received supplemental information and responses to a number of questions relating to the materials provided by the Adviser.

In addition, the Board met regularly throughout the year and received information on a variety of topics that were relevant to its annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreement supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also assisted by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During executive session, independent legal counsel reviewed with the Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Investment Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted that the Fund has one investment team for the equity and asset allocation portion of the Fund and another for the fixed income portion of the Fund. The equity and asset allocation portion of the Fund is managed by Steven Romick, who joined the Adviser in 1996, Brian A. Selmo, who joined the Adviser in 2008 and Mark Landecker, who joined the Adviser in 2009. The fixed income portion of the Fund is managed by Tom Atteberry, who joined the Advisor in 1997, and Abhijeet V. Patwardhan, who joined the Adviser in 2010. The Adviser noted that both portfolio management teams are supported by a team of analysts. After discussion, the

Board and the Independent Directors concluded that the nature, extent, and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group non-leveraged closed-end core funds selected by Broadridge ("Peer Group"). The Board and the Independent Directors recognize that the Fund's investment strategy is less than 4 years old and has not yet had time to develop a meaningful, long-term track record. However, in light of the Fund's and the Adviser's long history, the Board and the Independent Directors noted the Adviser's experience and track record, as well as the Fund's long-term investment performance. In addition, the Fund underperformed the Fund's blended benchmark, S&P 500 Index/Barclays Aggregate Index for the one-year period ending March 31, 2019. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Directors noted that the Fund's fees and expenses were at the low end of the range relative to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Fund at its current asset level is similar to the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, with respect to the provision of investment advisory services. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio management teams, analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in the investment management team, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund. The Board noted that the Fund does not charge sales loads.

The Independent Directors noted that the fee rate contained breakpoints as the Fund's assets increased. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints would not be appropriate for the Fund at this time given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund's current operating policies, the ability to raise additional assets is limited, and that the Fund's asset level had decreased from distributions resulting from the transition to the Fund's new investment program and from share repurchases. The Board and the Independent Directors noted that the Adviser had not proposed to increase the fee rate charged to the Fund despite the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the Contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management teams, which has produced reasonable long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2020.

SOURCE CAPITAL, INC.
PRIVACY POLICY

(Unaudited)

The FPA Funds consider customer privacy to be an essential part of their investor relationships and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former investors' non-public personal information. The FPA Funds have developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the FPA Funds.

Respecting Your Privacy

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the FPA Funds may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose personal or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The FPA Funds are committed to their obligation to safeguard investor non-public personal information. In addition to this policy, the FPA Funds have implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the FPA Funds or its service providers may use a variety of technologies to collect information that helps the FPA Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the FPA Funds' and/or their service providers' website, the FPA Funds, their service providers, or third party firms engaged by the FPA Funds and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The FPA Funds do not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

FPA Funds

FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., Source Capital, Inc.

Revised: January, 2019

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2010	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Steven Romick, 1963	Vice President and Portfolio Manager	2015

Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund, a series of FPA Funds Trust (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Formerly, Vice President of FPA (2009-2012). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015) and Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Brian Selmo, 1977	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015) and Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2015

Partner of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015), Vice President (since June 2015), Portfolio Manager of FPA New Income, Inc. (since November 2004), and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).

Abhijeet Patwardhan, 1980	Vice President and Portfolio Manager	2015

Partner (since January 2017) and a Director of Research (since April 2015) of FPA. Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015), Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015) and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018). Formerly; Managing Director of FPA from November 2015 to January 2017. Formerly, Senior Vice President of FPA from January 2014 to November 2015.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

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(This page has been left blank intentionally.)

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUSEL

Dechert LLP
One Bust Street, Suite 1600
San Francisco, California 94104

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 900017

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not applicable.

(c)                                  During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

		2018	2019
(a)	Audit Fees	$50,400	$51,000
(b)	Audit Related Fees	$-0-	$-0-
(c)	Tax Fees(1)	$6,300	$6,400
(d)	All Other Fees(2)	$-0-	$833

(1)         Tax fees are for the preparation of the registrant’s tax return(s).

(2)   Other fees are for the identification of any PFIC holdings in the Fund.

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)                                     the registrant’s independent auditors inform the audit committee of the engagement,

(ii)                                  the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)                               the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   For the fiscal year ended December 31, 2019, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Ernst & Young LLP (“EY”). According to EY, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)                                  For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate non-audit fees billed by EY for services rendered to the investment advisor were $41,250 and $38,500, respectively.

(h)                                 The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, which were not pre-approved (not requiring pre-approval), is compatible with maintaining EY’s independence.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are:  Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated the responsibility for voting proxies to First Pacific Advisors, LP (the “Adviser” or “FPA”), subject to the Board’s continuing oversight. FPA’s Proxy Voting Policy seeks to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund.   FPA considers each proxy individually, on a case-by-case basis.

Where a proxy proposal raises a material conflict between FPA’s interests and the Fund’s interests, FPA will resolve the conflict as follows:

FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue, and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable FPA Client(s). The internal group may take, but is not limited to, the following courses of action:

•                  Consulting with the Board of Directors for a course of action;

•                  Voting in accordance with the recommendation of its proxy voting service provider;

•                  Seeking Client consent for the vote recommended by the Portfolio Manager;

•                  Engaging an independent third party to provide a recommendation on how to vote the proxy; or

•                  Abstaining from voting the proxy.

FPA will vote the proxy or abstain from voting the proxy pursuant to the internal group’s instructions.

In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf.  Such instances may include but are not limited to: (i) a de minimis number of shares held; (ii) potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote); (iii) or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction).  In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

The Fund has filed Form N-PX, with the Fund’s complete proxy voting record for the twelve months ended June 30, 2019.  The Fund’s Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Mark Landecker, Steven Romick and Brian Selmo are responsible for the day to day operations of asset allocation and the equity portion of the registrant.  Thomas H. Atteberry and Abhijeet Patwardhan are primarily responsible for the day-to-day management of the fixed income portion of the registrant.

Mr. Atteberry is Vice President and Portfolio Manager of Source Capital, Inc. (the “Fund”) (since December 2015) and a Partner of the Adviser (since October 2006).  Mr. Atteberry is also Vice President (since June 2015), Portfolio Manager of the FPA New Income, Inc. (since November 2004), and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).

Mr. Landecker is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Landecker is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Landecker was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2009 to 2012.

Mr. Patwardhan is Vice President and Portfolio Manager of the Fund (since December 2015), and a Managing Director (since November 2015) and a Director of Research (since April 2015) of the Adviser.  Mr. Patwardhan is also Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015) and Portfolio Manager of FPA Flexible Fixed Income Fund, a series of FPA Funds Trust (since December 2018).  Previously Mr. Patwardhan served as Senior Vice President of the Adviser from January 2014 to November 2015 and as an analyst and Vice President of the Adviser from June 2010 to December 2013.

Mr. Romick is Vice President and Portfolio Manager of the Fund (since December 2015), a Managing Partner of the Adviser (since January 2010) and a Trustee of FPA Funds Trust (since 2002).  Mr. Romick is also a Vice President (since May 2015) and Portfolio Manager (since June 1993) of the FPA Crescent Fund, a series of FPA Funds Trust.

Mr. Selmo is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Selmo is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Selmo was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2008 to 2012.

FPA Capital Fund, Inc., FPA Crescent Fund, a series of FPA Funds Trust, FPA International Value Fund, a series of FPA Funds Trust, FPA Flexible Fixed Income Fund, a series of FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)  Set forth below is the following information with respect to other accounts managed by Mr. Atteberry, Mr. Landecker, Mr. Patwardhan, Mr. Romick and Mr. Selmo as of December 31, 2019.

Name of Portfolio Managers	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Thomas H. Atteberry	Registered Investment Companies:	3	$7,747	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	11	$705	0	$0
Mark Landecker	Registered Investment Companies:	4	$15,462	0	$0
	Other Pooled Investment Vehicles:	15	$2,271	6	$951	*
	Other Accounts:	3	$237	0	$0
Abhijeet Patwardhan	Registered Investment Companies:	3	$7,747	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	11	$705	0	$0
Steven T. Romick	Registered Investment Companies:	4	$15,462	0	$0
	Other Pooled Investment Vehicles:	16	$2,122	7	$803	*
	Other Accounts:	3	$236	0	$0
Brian A. Selmo	Registered Investment Companies:	4	$15,462	0	$0
	Other Pooled Investment Vehicles:	15	$1,975	6	$655	*
	Other Accounts:	3	$237	0	$0

*                 Investors in these unregistered funds pay a fee up to 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

Conflicts of Interest.  A portfolio manager may also responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”);

foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund.  Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies.  Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy.  The Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.  To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time.  As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the overall benefits outweigh any disadvantages that may arise from this practice.  Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

The Adviser and a portfolio manager may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, such as by means of performance fees.  Specifically,

the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements.  Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to seek to ensure that all client accounts are treated fairly and equitably over time.

(a)(3)                  Compensation. Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years.  Other considerations include manager and strategy recognition, client engagement and retention and business development.  Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund’s assets.

As an equity owner of the Adviser, the value of the Portfolio Manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4)                  The dollar value of shares of Common Stock of the registrant owned as of December 31, 2019 are set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant
Thomas H. Atteberry	$10,001-$50,000
Mark Landecker	None
Abhijeet Patwardhan	$10,001-$50,000
Steven T. Romick	$100,001-$500,000
Brian A. Selmo	None

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors terminated the stock repurchase program at a Meeting of the Board of Directors on November 11, 2019.  During the period ended November 12, 2019, the registrant repurchased 2,523 shares of common stock as further detailed below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
7/1/19 – 7/31/19	2,523	$36.33	2,523	783,777
8/1/19 – 8/31/19	0	$0	0	783,777
9/1/19 – 9/30/19	0	$0	0	783,777
10/1/19 – 10/31/19	0	$0	0	783,777
11/1/19 – 11/12/19	0	$0	0	783,777

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 10, 2020

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 10, 2020